UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

PZENA INVESTMENT MANAGEMENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Park Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 27, 2022, Pzena Investment Management, Inc., a Delaware corporation (“Pzena” or the “Company”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 26, 2022, by and among the Company, Pzena Investment Management, LLC, a Delaware limited liability company (“PIM, LLC”), and Panda Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of PIM, LLC (“Merger Sub”), pursuant to which, among other things, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger.

As of September 16, 2022, the record date for the Special Meeting, there were 16,696,696 shares of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”) outstanding, and there were 56,969,703 shares of Class B common stock, par value $0.000001 per share, of the Company (“Class B Common Stock,” and together with the Class A Common Stock, “Company Common Stock”) outstanding. Each share of Class A Common Stock outstanding as of the close of business on the record date was entitled to one vote on each proposal at the Special Meeting, and each share of Class B Common Stock outstanding as the close of business on the record date was entitled to five votes on each proposal at the Special Meeting.

At the Special Meeting, a total of 13,986,767 shares of Class A Common Stock and 59,969,703 shares of Class B Common Stock, collectively representing approximately 96% of the outstanding shares entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

(2)

the proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal; and

(3)	the proposal to approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger.

The proposals were approved by the requisite vote of Pzena stockholders. In particular, the Merger Agreement Proposal was approved by both (1) a majority of the total number of votes of Company Common Stock outstanding and entitled to vote on the matter and (2) a majority of the outstanding shares of Class A Common Stock not owned, directly or indirectly, by PIM, LLC, Merger Sub or any holder of Class B Common Stock and entitled to vote on the matter.

The final voting results for each proposal are described below. For more information on each of these proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 27, 2022.

1.	Proposal to adopt the Merger Agreement:

	For	Against	Abstain
Class A	12,296,764	1,653,727	36,276
Class A Unaffiliated	10,889,438	1,077,978	36,276
Class B	284,848,515	—	—

2.

Proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal:

	For	Against	Abstain
Class A	11,630,335	2,039,882	316,550
Class B	284,848,515	—	—

3.	Proposal to approve, by nonbinding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger:

	For	Against	Abstain
Class A	12,144,737	1,815,030	27,000
Class B	284,848,515	—	—

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various customary conditions, including (1) the absence of any law, injunction or similar order that prohibits or makes illegal the consummation of the Merger; (2) the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality standards); (3) the performance and compliance in all material respects with the covenants and agreements in the Merger Agreement; and (4) the absence of any effect that, individually or in the aggregate, has had a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing in effect or is reasonably likely to result in a Company Material Adverse Effect. As of the date of this report, the Company expects to complete the Merger on October 31, 2022.

Item 8.01	Other Events.

On October 27, 2022, the Company issued a press release announcing the preliminary results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated October 27, 2022.

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

Certain statements and information contained in this communication may be considered “forward-looking statements,” such as statements relating to management’s views with respect to future events and financial performance. Words or phrases such as “anticipate,” “believe,” “continue,” “ongoing,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which Pzena operates; new federal or state governmental regulations; Pzena’s ability to effectively operate, integrate and leverage any past or future strategic initiatives; statements regarding the merger and related matters; the ability to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to satisfy any of the conditions to the completion of the transaction; risks relating to the financing required to complete the transaction; the effect of the announcement of the transaction on the ability of Pzena to retain and hire key personnel and maintain relationships with its customers, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; significant transaction costs, fees, expenses and charges; the risk of litigation and/or regulatory actions related to the transaction; and other factors detailed in Pzena’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2021 and Pzena’s other filings with the SEC, which are available at http://www.sec.gov and on Pzena’s website at investors.pzena.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pzena Investment Management, Inc.

Date: October 28, 2022	By:	/s/ Richard S. Pzena
	Name:	Richard S. Pzena
	Title:	Chief Executive Officer